Exhibit 99.1

FOR IMMEDIATE RELEASE

Protagenic Therapeutics and Phytanix Announce Business Combination to form Neuroactive Biopharmaceutical Company with Six Drug Candidates in Development including Treatments for Obesity and Metabolic Disorders

NEW YORK, NY and SANTA BARBARA, CA, May 19, 2025 — Protagenic Therapeutics, Inc. (Nasdaq: PTIX) (the “Company”) and Phytanix Bio Inc. have entered into a definitive share exchange agreement pursuant to which the two entities will combine in an all-stock transaction (the “Combination”). The combined entity, to be called Phytanix, Inc., will bring together two pipelines focused on stress-related and CNS disorders, five preclinical assets and one clinical-stage asset.

Pipeline Assets

●	PT-00114 (Phase I/IIa): peptide asset in BLA pathway; may qualify for regulatory data exclusivity
●	PHYX-001: potassium channel modulator with mechanism similar to XEN1101 and BHV-7000
●	Cannabinoid Assets: multiple cannabinoid-based compounds with composition-of-matter IP; potential in CNS, cardiometabolic, and other indications. Including a proprietary molecule with significant potential in the obesity, metabolic dysfunction sector, where the GLP-1 agonists have become blockbuster medications
●	Modified Stilbenoid Assets: modified stilbenoid compounds with composition-of-matter IP and anticonvulsant activity in preclinical models

Key Benefits for Protagenic Shareholders

●	Pipeline Expansion: adds new CNS programs to existing stress-disorder portfolio
●	Pipeline Diversity: clinical- and preclinical-stage assets with potential significant milestones over the next 18 months
●	CNS Expertise: integrates Phytanix Bio team members who worked on Sativex® and Epidiolex® at GW Pharma
●	Patent Estate: broader composition-of-matter coverage across the pipeline
●	Talent Pool: combined teams to advance development and regulatory activities

“This combination aligns two pipelines with complementary assets and expertise to address unmet needs in neuropsychiatry, CNS and other disorders,” said Garo H. Armen, PhD, Executive Chairman.

“We look forward to uniting our teams and advancing these programs for patients and shareholders,” said Barrett Evans, President and Chief Executive Officer.

Structure of Combination

Under the terms of the Exchange Agreement, the Company, in exchange for all of the outstanding shares of Phytanix Bio, issued on a pro rata basis to each of the common stockholders of Phytanix Bio, an aggregate of (A) 117,690 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), which shares represent a number equal to no more than 19.99% of the outstanding shares of Common Stock as of immediately before the closing on May 16, 2025, (B) 5,705 shares of the Company’s Series C Convertible Preferred Stock, par value $0.000001 per share (the “Series C”), and (C) 950,000 shares of the Company’s Series C-1 Convertible Preferred Stock, par value $0.000001 per share (the “Series C-1”). In addition, in exchange for all of the outstanding preferred stock of Phytanix Bio, the Company issued on a pro rata basis to each of PHX’s preferred stockholders an aggregate of (i) 20,000 shares of Series D Preferred Stock, par value $0.000001 per share of the Company (the “Series D” together with the Series C and Series C-1, the “Preferred Stock”), and (ii) common stock purchase warrants to purchase up to 715,493 shares of common stock (the “Warrants”). The issuance of the shares of Common Stock, the Preferred Stock, and the Warrants occurred on May 16, 2025. Each share of Preferred Stock is convertible into one of common stock, subject to certain conditions described in the Exchange Agreement.

As calculated on a fully diluted basis, post-Combination pre-financing ownership will be approximately 35% for the pre-Combination stockholders of the Company and approximately 65% for Phytanix Bio stockholders.

The issuance of shares of common stock upon conversion of the Preferred Stock and exercise of the Warrants issued in the Combination shall be subject to stockholder approval in compliance with the rules of the Nasdaq Stock Market.

About Protagenic Therapeutics, Inc.

Protagenic Therapeutics (Nasdaq: PTIX) is pioneering peptides for stress-related disorders. For more information, visit www.protagenic.com.

About Phytanix Bio Inc.

Phytanix Bio is an innovative pharmaceutical company specializing in the development of medicines manufactured from cannabinoid and “cannabinoid-like” molecules. For more information, visit www.phytanix.com.

Forward-Looking Statements

Statements in this press release contain “forward-looking statements,” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “suggest,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict, including risks related to the completion, timing and results of current and future clinical studies relating to the Company’s product candidates. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the Amended Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Important Additional Information and Where to Find It

The Company, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Company’s expected special meeting seeking stockholder approval of conversion of the Preferred Stock and other matters related to the conversion of the Preferred Stock and the Combination. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in Protagenic Therapeutics, Inc.’s proxy statement for its 2023 Annual Meeting of Stockholders, filed with the SEC on January 6, 2025. The Company intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Company stockholders in connection with the Company’s expected special meeting seeking stockholder approval of conversion of the Preferred Stock and other matters related to the conversion of the Preferred Stock and the Combination. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for such special meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AS WELL AS ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain copies of the proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website.

Company Contact:

Alexander K. Arrow, MD, CFA

Chief Financial Officer

Protagenic Therapeutics, Inc.

149 Fifth Ave, Suite 500, New York, NY 10010

Tel: 213-260-4342

Email: alex.arrow@protagenic.com